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                                                                    EXHIBIT 10.1

                                IntraLinks, Inc.

                           1997 STOCK INCENTIVE PLAN

1.    Purpose

      IntraLink's, Inc., (the "Company") plans to attract and retain the best available talent and to encourage high levels of employee performance which benefit the Company and its shareholders. The Company believes that the 1997 Stock Incentive Plan (the "1997 Plan") will contribute to the attainment of these objectives. The 1997 Plan affords key personnel the opportunity to acquire a proprietary equity interest in the Company and provides them with financial incentives to put forth their maximum efforts for the success of the Company's business.

2.    Scope and Duration

      Awards under the 1997 Plan may be granted:

      . in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or

      . in the form of nonqualified stock options ("Nonqualified Options"), or

      .     in the form of restricted shares ("Restricted Shares").

      References in the 1997 Plan to "Awards" include Restricted Shares, Incentive Options and Nonqualified Options. "Options" include Incentive Options and Nonqualified Options.

      "Outstanding Shares" means the total number of (a) IntraLinks' common shares issued and outstanding, plus (b) common share equivalents on an "as-converted" basis arising from IntraLinks' convertible preferred stock, plus
(c) common shares which may be acquired under vested and unvested Options, warrants and other rights to acquire the Company's common shares, which are outstanding as of January 1st of the given Plan year. Shares as to which Awards may be granted may be, in whole or in part, authorized but unissued shares or Treasury shares.

      The maximum aggregate number shares as to which Awards may be granted from time to time to all recipients under the 1997 Plan will be as follows:

                        Year    Maximum Shares
                        ----    --------------
                        1997    30,000 Shares
                        1998    4% of the Outstanding Shares
                        1999    4% of the Outstanding Shares
                        2000    4% of the Outstanding Shares

      Restricted shares shall be no more than 10% of the total shares eligible for Awards.

      The 1997 Plan shall terminate on December 31, 2000, unless terminated sooner pursuant to paragraph 9 of this 1997 Plan. No Awards shall be granted after that date.


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3.    Administration

      The 1997 Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). If required, each member of the Committee shall be a "disinterested person" as defined in Rule 16b-3 pursuant to the Securities Exchange Act of 1934 or an "outside director", as that term is used in Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

      Subject to and consistent with the specific provisions of the 1997 Plan, the Committee in its discretion shall have plenary authority to:

      . determine the purchase price of the shares covered by each Option, the term of each Award, the persons to whom, and the time or times at which, Awards shall be granted, and the number of shares to be covered by each Award;

      . designate shares as Incentive Options or Nonqualified Options or Restricted Stock;

      .     interpret the 1997 Plan;

      . prescribe, amend, and rescind rules and regulations relating the 1997 Plan;

      . determine the terms and provisions of the Award agreements (which need not be identical) entered into in connection with Awards under the 1997 Plan;

      . accelerate the exercise dates or vesting of all or any portion of an Award or to extend the period during which an Award may be exercised; and

      . make all other determinations deemed necessary or advisable for the administration of the 1997 Plan.

      The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable. The Committee (or any person to whom it has delegated duties) may employ one or more persons to render advice about any responsibility the Committee or such person may have under the 1997 Plan.

4.    Eligibility; Factors to be Considered in Granting Awards

      Incentive Options shall be limited to employees of the Company, including officers and directors who are employees. Nonqualified Options and Restricted Shares may be granted to employees of the Company, to non-employees of the Company (including non-employee directors) and to independent agents and consultants to the Company, in each case to persons whom the Committee believes have contributed, or will contribute, to the success of the Company.

      In determining which employees shall be granted Awards, the Committee shall take into account the nature and relative importance of employees' duties, their present and potential contributions to the success of the Company, achievement of business performance goals tied to annual operating plans, and such other factors as it shall deem relevant in connection with accomplishing the objectives of the 1997 Plan.


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5.    Specific Terms of Awards

      (A) Options. The Committee may grant Options on the following terms and conditions:

      1. Price of Options. The purchase price per share of shares covered by each Option ("Strike Price") shall be determined by the Committee. Subject to subparagraph 5(B) below, in no event shall the Strike Price be less than 100% of the Fair Market Value (as defined in paragraph 10 below) of a share on the date on which the Option is granted. The Strike Price of any Option shall be subject to adjustment from time to time as provided in paragraph 7 below. The Committee shall determine the date on which Option shares are granted.

      2. Term of Options. Subject to subparagraph 5(B) below, the term of each Option shall be not more than ten (10) years from the date of grant as the Committee shall determine. Options may be subject to earlier termination in the event of the Option Holder's termination of service, as provided by the Committee.

      (B) Exercise of Options.

      1. The period during which any Option granted may be exercised shall be determined in each case by the Committee.

      2. Options available for exercise may be exercised on any business day at any time, or from time to time, as to any or all full shares to which the Option applies.

      3. The purchase price of shares covered by each Option shall be paid in full at the time of exercise. Payment may be made:

      .     in cash; or

      . by delivery of a promissory note (which shall be due and payable in one year and bear interest no less than at the lowest applicable IRS rate and provided that such note is secured by the purchased shares); or

      . by payment in shares of the Company which already are owned by the Option Holder, valued at the Fair Market Value (as defined in paragraph 10 below) on the date of exercise, subject to compliance with applicable laws, regulations and such other conditions as the Committee may impose in its sole discretion.

      4. Any amounts necessary to satisfy federal, state or local tax withholding obligations of the Company or of the Option Holder shall be paid by the Option Holder at time of the Option exercise.

      5. The Committee, either at the time of grant or thereafter, will determine the period during which an Option may be exercised after an Option Holder's termination of employment.

      6. Upon the exercise of all or a portion of an Option, the Option Holder shall have the rights of a shareholder with respect to the shares for which the Option was exercised.


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5.    Specific Terms of Awards (Continued)

      (C) Substitution of Options.

      During the term of the 1997 Plan, the Committee in its discretion may offer one or more Option Holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are surrendered, the Committee then may grant new Nonqualified or Incentive Options to such Option Holder for the same or different numbers of options at a higher or lower Strike Price than the surrendered options. Such new options may have a different term than the surrendered options but shall otherwise be subject to the provisions of the 1997 Plan.

      (D) Incentive Options.

      1. At the time Incentive Options are granted, the aggregate purchase price of all Incentive Options (calculated by multiplying the number of shares covered by such Incentive Options by the Strike Price) exercisable by an employee during any calendar year shall not exceed $100,000 (as described and defined in Section 424 of the Code) unless the Code subsequently is amended to provide for a higher annual limit.

      2. No Incentive Options may be awarded to any employee who, immediately prior to the grant date of such Incentive Option, owns more than 10% of the combined voting power of all classes of Outstanding Shares of the Company -- unless the Strike Price is at least 110% of the Fair Market Value and the Option expires within five (5) years from the date of the grant.

      3. In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date of this 1997 Plan, the Company may amend the provisions of the 1997 Plan. The Company and the employees holding Options may agree to amend outstanding Options agreements to conform to such amendments.

      (E) Restricted Shares. The Committee is authorized to grant Restricted Shares to employees or other persons as provided in paragraph 4, on the following terms and conditions:

      1. Issuance and Restrictions. Restricted Shares shall be subject to restrictions on transferability as described in the Company's Shareholders' Agreement, and may be subject to such other restrictions, if any, as the Committee may impose at the date of grant or thereafter. Such restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee) and in such installments or otherwise as the Committee may determine. Except to the extent restricted under the Award agreement relating to the Restricted Shares, an employee granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends.

      2. Forfeiture. Except as otherwise determined by the Committee at the date of grant or thereafter, upon termination of employment during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends (that are subject to restrictions) shall be forfeited. The Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to such Restricted Shares will be waived or modified in whole or in part in event of a termination resulting from specified causes. The Committee may waive in whole or in part the forfeiture of Restricted Shares.


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5.    Specific Terms of Awards. (Paragraph 5(E), Continued)

      3. Certificates for Shares. Restricted Shares granted under the 1997 Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the employee, such certificates shall bear an appropriate legend referring to the terms, conditions, and any restrictions applicable to such Restricted Shares. The Company shall retain physical possession of the certificates.

      4. Distributions. Distributions, including dividends, paid on Restricted Shares either shall be paid at the distribution payment date, or deferred for payment to such date as determined by the Committee, paid in cash or paid in unrestricted Shares having a Fair Market Value equal to the amount of such distributions.

6.    Non-Transferability of Awards.

      Awards granted under the 1997 Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Options granted under the 1997 Plan may be exercised during the lifetime of the Option Holder only by the Option Holder.

7.    Adjustments Upon Changes In Capitalization

      (A) Notwithstanding any other provisions of the 1997 Plan, the Committee may at any time make or provide for such adjustments to the 1997 Plan, to the number and class of shares issuable or to any outstanding awards as it shall deem appropriate to prevent dilution or enlargement of rights. Adjustments may be made in the event of changes in the Outstanding Shares by reason of share distributions, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and similar corporate transactions or events.

      (B) Any such adjustment to an Incentive Options shall be made in accordance with Section 424(h) of the Code, unless the Committee determines otherwise. In the event of any offer to holders of Outstanding Shares generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding Awards including, in its discretion, revision of outstanding Awards so that they may be exercisable for the consideration payable in the acquisition transaction. Any such adjustment determination by the Committee shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

      (C) Notwithstanding the above, Option Holders shall not have any pre-emptive rights to maintain their proportionate equity ownership interest (directly or on an "as-converted" basis) in the event that the Company issues new primary shares to public or private investors.

8.    Effective Date.

      The 1997 Plan shall be effective as of June 30, 1997, subject to the approval of the 1997 Plan by the Company's Shareholders within one year after the effective date. Any grants of Awards prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant) but shall be conditioned upon, and subject to, approval of the 1997 Plan by the Company's Shareholders (and no shares may be exercised prior to such approval).


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9.    Termination and Amendment

      The Company's Board may suspend, terminate or amend the 1997 Plan, subject to the approval of the Company's Shareholders (if such approval is required by law or by the Company's Shareholders' Agreement). Except as described in paragraph 7, no suspension, termination or amendment of the 1997 Plan, without the consent of the employee to whom an Award previously has been granted, may adversely affect the rights of such employee under such previous Award.

10.   Miscellaneous.

      The term "Fair Market Value" (as used in the 1997 Plan) of the shares on any day means:

      (A) if the principal market for the shares are a national securities exchange or the NASDAQ National Market System, the closing sales price of the shares on such day as reported by such exchange or market system, or

      (B) if the principal market for the shares is not a national securities exchange or the NASDAQ National Market System, and the shares are quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the shares on such day as quoted on such System, or

      (C) if the principal market for the shares is not a national securities exchange or the NASDAQ National Market System, and the shares are not quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the highest bid and the lowest asked prices for the shares on such day as reported by the National Quotation Bureau, Inc.

      If clauses (A), (B) and (C) of this paragraph all are inapplicable, or if no trades have been made or no quotes are available for such day, or if the Company shares are not publicly traded in any market, then the Fair Market Value of the shares shall be determined by the Committee by any method which it deems to be appropriate. If there has been a material arms-length private investment in primary shares of common or convertible preferred stock of the Company within six months prior to the date of the Award, then the Fair Market Value shall be the price per share (adjusted for any splits, recapitalizations and the like) paid in conjunction with such investment, unless the Committee shall determine otherwise. The determination of the Committee shall be conclusive as to the Fair Market Value of the shares.

      The Committee may require, as a condition to the issuance or delivery of any shares granted under the 1997 Plan, to the extent required at the time of exercise (i) that the shares reserved for purposes of the 1997 Plan shall be duly listed, upon official notice of issuance, upon such share exchange(s) on which the shares is listed, (ii) that a registration statement under the Securities Act of 1933, with respect to such shares shall be effective, and/or
(iii) that the person receiving such shares deliver to the Company such documents, agreements, investment representations and other representations as the Committee shall determine to be in the best interests of the Company.

11.   No Right To Continued Employment.

      Nothing in the 1997 Plan or in any Awards granted pursuant to the 1997 Plan shall confer upon any employee any right to continue in the employ of the Company.


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                                IntraLinks, Inc.

                             STOCK OPTION AGREEMENT

      This Agreement is entered into as of ________ 199_, (the "Date of Agreement") by and between IntraLinks, Inc. (the "Company") and
________________________ (the "Optionee").

      The Company has chosen the Optionee to participate in the 1997 Stock Incentive Plan (the "1997 Plan"). In consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the Company and the Optionee agree as follows:

      (a) Grant. Pursuant to the provisions of the 1997 Plan, the terms of which are incorporated herein by reference, the Company hereby grants to the Optionee the right and option (the "Option") to purchase from the Company, from time to time, all or any part of an aggregate of ________ Shares of common stock, par value .01 per share, of the Company (the "Shares") at the purchase price of $____.__ per share (the "Strike Price") payable in full upon exercise of the Option. The Option is granted as of ________ 199__, (the "Date of Grant"). This grant is subject to the terms and conditions of this Agreement and to the terms and conditions of the 1997 Plan. This Option shall be treated as [an incentive] [a nonqualified] stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

      (b) Term of Option. The Option may be exercised only during the period commencing on the Date of Grant and expiring ______ years from the Date of Grant (the "Option Period"). The Optionee's rights to exercise during the Option Period shall be subject to limitations as provided in this Agreement and shall be subject to sooner termination of employment, as provided below. The Option shall terminate at the end of the Option Period or, if earlier, at the end of the period of exercisability, as provided in paragraph (d), below,

      (c) Exercisability. Except as otherwise provided in paragraph (d) below, the Option shall vest and become exercisable, and the Optionee shall be entitled to exercise the Option, in accordance with the following schedule:

                                    This Option Shall Be Exercisable
                                    With Respect to the Following
                                    Cumulative Percentage of the
                                    Aggregate Number of Shares
      On or After This Date:        Set Forth In Paragraph (a), Above:
      ----------------------        ----------------------------------
      1 Year from Date of Grant                 34%
      2 Years from Date of Grant                67%
      3 Years from Date of Grant               100%


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      (d) Termination

            (i) Termination by Death. If the Optionee's employment by the Company terminates by reason of death, the Option thereafter may be exercised, to the extent it was exercisable as of the date of death, by the legal representative or legatee of the Optionee, for a period of 12 months from the date of death, or until the expiration of the Option Period, if earlier.

           (ii) Termination by Reason of Disability. If the Optionee's employment by the Company terminates by reason of the Optionee's disability, the Option thereafter may be exercised, to the extent it was exercisable on the date of such termination, for a period of 12 months from the date of such termination of employment, or until the expiration of the Option Period, if earlier. In the event of the Optionee's death during this 12-month period, the period shall be extended for 12 months from the Optionee's date of death, subject to termination upon the expiration of the Option Period, if earlier. For purposes of this Agreement, the Optionee shall be deemed "Disabled" if he or she is unable to perform services by reason of illness incapacity for a period of more than two months, established by medical evidence satisfactory to the Company in its sole discretion.

            (iii) Termination For Cause. If the Optionee's employment by the Company is terminated for Cause, his or her Option shall immediately terminate and be of no further force and effect. All unexercised Option shares, whether vested or not, then shall be null and void. For purposes of this Agreement, "Cause" shall be deemed to mean one of more of the following: (i) Optionee's embezzlement or misappropriation of funds, (ii) Optionee's conviction of a felony involving moral turpitude, (iii) Optionee's commission of material acts of dishonesty, fraud, or deceit, (iv) Optionee's breach of any material provisions of any employment agreement with the Company to which he or she is party, (v) Optionee's habitual or willful neglect of his or her duties, (vi) Optionee's breach of fiduciary duty to the Company involving personal profit, or
(vii) Optionee's material violation of any other duty to the Company or its stockholders imposed by law or by the Board of Directors.

            (iv) Other Termination. If the Optionee's employment by the Company is terminated for any reason other than death, Disability, or for Cause, his or her Option, to the extent exercisable on the date of such termination of employment, may be exercised during a specified period ("grace period") from the date of such termination of employment or until the expiration of the Option Period, if earlier. The "grace period" will be determined by length of employment with the Company according to the following schedule:

      Length of Employment          Grace period
      --------------------          ------------
      Less than 1 year              none
      1-2 years                     3 months
      Over 2 years                  3 months, plus 1 month per year over 2 years

            (v) Unvested Options. Whether by reason of death, Disability, for Cause or without Cause, all unvested options which were not exercisable on the date of termination shall be null and void after the date of the Optionee's termination of employment with the Company..


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      (e) Exercise of Option. In order to exercise the Option, the Optionee shall submit to the Company an instrument in writing specifying the number of Shares in respect of which the Option is being exercised, accompanied by payment in a manner acceptable to the Company and consistent with the provisions of the Plan, of the Option Price of the Shares in respect of which the Option is being exercised. Shares shall then be issued by the Company and a share certificate delivered to the Optionee; provided, however, that the Company shall not be obligated to issue any Shares hereunder until all applicable securities laws and other legal and stock exchange requirements have been satisfied, and the Company shall not be obligated to issue any Share certificates hereinunder if another method for recording share ownership is in effect under the Company's Shareholders' Agreement.

      (f) No rights of Stockholder. The Optionee shall not, by virtue of the Option, be entitled to any rights of a stockholder of the Company, either at law or equity, and the grant of the Option shall not confer on the Optionee any right with respect to continuance of his or her service with the Company nor shall such grant interfere in any way with the right of the Company to terminate the Optionee's service at any time.

      (g) Recapitalizations, Dividends and Adjustment. In the event of any recapitalization, reclassification, split-up or consolidation of Shares, separation (including a spin-off), dividend on Shares payable in capital stock or other similar change in capitalization of the Company, merger or consolidation of the Company, sale by the Company of all or a portion of its assets or other similar event, the Compensation Committee of the Board (the "Committee") shall make such appropriate adjustments in the exercise price of the Option and in the number and kind of securities, cash or other property which may be issued pursuant to the Option as the Committee deems equitable with a view toward maintaining the proportionate interest of the Optionee and preserving the value of the Option, all in accordance with paragraph 7. of the 1997 Plan.

      (h) Nontransferability. The Option shall not be transferable by the Optionee except by will or the laws of decent and distribution, and it shall be exercisable, during the Optionee's lifetime, only by the Optionee.

      (i) Withholding. The Optionee agrees to make appropriate arrangements with the Company, consistent with the provisions of Section 9 of the 1997 Plan, for satisfaction of any applicable tax withholding requirements, or similar requirements, arising out of this Agreement.

      (j) References. References herein to rights and obligations of the Optionee shall apply, where appropriate, to the Optionee's legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in particular provision of this Agreement. Capitalized terms referred to herein but not defined shall have the meanings given to them in the 1997 Plan.


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      (k) Notice. Any notice required or permitted to be given under this
Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:

      IntraLink's, Inc.
      1372 Broadway, Floor 12A
      New York, NY 10018
      Attention: Chief Executive Officer

If to the Optionee:


      (l) Counterparts. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

      (m) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the principles of conflict of laws.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date referred to in the first paragraph, above.

                  By:
                      ---------------------------------
                              IntraLinks, Inc.

                  By:
                      ---------------------------------
                              Optionee


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                                IntraLinks, Inc.

                           RESTRICTED STOCK AGREEMENT

      This Agreement is entered into as of _________, 199_, (the "Date of Agreement") by and between IntraLinks, Inc. (the "Company") and ___________ (the "Recipient").

      The Company has chosen the Recipient to participate in the 1997 Stock Incentive Plan (the "1997 Plan") and to receive Restricted Stock of the Company. In consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the Company and the Recipient agree as follows:

      (a) Grant. Pursuant to the provisions of the 1997 Plan, the terms of which are incorporated herein by reference, the Company hereby grants to the Recipient an Award of ___________ Restricted Shares (the "Award") as of ________, 199_(the "Date of Grant"). The Award will be held by the Company in a Restricted Stock Account on behalf of the Recipient and will be credited annually with dividend equivalents from the Date of Grant. This Grant is subject to the terms and conditions of this Agreement, to the terms and conditions of the 1997 Plan, and to the terms and conditions of the Company's Shareholders' Agreement.

      (b) Vesting. Except as otherwise provided in paragraph (f) below, the Award shall fully vest and be 100% nonforfeitable, in accordance with the following vesting schedule:

                                    This Award Shall Vest and Be Payable
                                    With Respect to the Following
                                    Cumulative Percentage of the
                                    Aggregate Number of Shares
      On or After This Date         Set Forth In Paragraph (a), Above:
      ---------------------         ----------------------------------
      1 Year from Date of Grant                 34%
      2 Years from Date of Grant                67%
      3 Years from Date of Grant               100%

      (c) Payment. Subject to the provisions of paragraph (e) below, as soon as practicable after an Award has become vested in accordance with paragraph (b), such vested Award, together with accumulated credits for dividend equivalents, if any, shall be paid to the Recipient in unrestricted Common Shares of the Company equal in number to the vested Award shares, subject to the continuing restrictions, if any, on transferability set forth in paragraph (d) below. The Compensation Committee of the Board (the "Committee") may, in its sole discretion, provide that payment of vested Awards be deferred (a "Deferred Award") until such time as the Recipient may elect. Any election of a Recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide from time to time.


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      (d) Issuance and Restrictions. Vested Awards shall be subject to restrictions on transferability as described in the Company's Shareholders' Agreement. Unvested Awards may be subject to other restrictions the Committee may impose from time to time. Such restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee) in such installments or otherwise as the Committee may determine. With respect to vested Awards, the Recipient shall have all of the rights of a shareholder including, without limitation, the right to vote vested Restricted Shares and the right to receive dividends.

      (e) Forfeiture. Except as otherwise determined by the Committee in its sole discretion, upon termination of Recipient's employment during the applicable vesting period for any reason whatsoever, including death, disability, retirement, or termination of employment with or without cause, unvested Awards and any accrued but unpaid dividends (that are subject to vesting) shall be forfeited. The Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to such unvested Awards will be waived or modified in whole or in part in event of a termination resulting from specified causes. The Committee may waive in whole or in part the forfeiture of Awards.

      (f) Termination.

            (i) Termination by Death. If the Recipient's employment by the Company terminates by reason of death or disability, any vested but unpaid Deferred Award thereafter may be paid, to the extent it was payable as of the date of death or disability, to the legal representative or legatee of the Recipient in the case of death, or to the Recipient in the case of disability, for a period of 12 months from the date of death or disability. For purposes of this Agreement, the Recipient shall be deemed "Disabled" if he or she is unable to perform services by reason of illness incapacity for a period of more than two months, established by medical evidence satisfactory to the Committee in its sole discretion.

            (ii) Termination For Cause. If the Recipient's employment by the Company is terminated for Cause, his or her Deferred Award shall immediately terminate and be of no further force and effect. All vested but unpaid Deferred Award shares and all unvested Awards, then shall be forfeited and become null and void. For purposes of this Agreement, "Cause" shall be deemed to mean one of more of the following: (i) Recipient's embezzlement or misappropriation of funds, (ii) Recipient's conviction of a felony involving moral turpitude, (iii) Recipient's commission of material acts of dishonesty, fraud, or deceit, (iv) Recipient's breach of any material provisions of any employment agreement with the Company to which he or she is party, (v) Recipient's habitual or willful neglect of his or her duties, (vi) Recipient's breach of fiduciary duty to the Company involving personal profit, or (vii) Recipient's material violation of any other duty to the Company or its stockholders imposed by law or by the Board of Directors.

            (iii) Other Termination. If the Recipient's employment by the Company is terminated for any reason other than death, Disability, or for Cause, his or her Deferred Award, to the extent payable on the date of such termination of employment, may be payable within 90 days from the date of termination of employment, subject to paragraph (d) above.


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      (g) Certificates for Shares. Awards granted under this Agreement may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the employee, such certificates shall bear an appropriate legend referring to the terms, conditions, and any restrictions applicable to such Restricted Shares. The Company shall retain physical possession of the certificates.

      (h) Non-Transferability of Awards. Awards granted under this Agreement shall not be transferable otherwise than by will or the laws of descent and distribution.

      (i) Adjustments Upon Changes In Capitalization

            (1) Notwithstanding any other provisions of this Agreement, the Committee may at any time make or provide for such adjustments to the number and class of shares issuable or to any outstanding Awards as it shall deem appropriate to prevent dilution or enlargement of rights. Adjustments may be made in the event of changes in the Outstanding Shares by reason of share distributions, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and other similar corporate transactions or events, all in accordance with paragraph 7 of the 1997 Plan.

            (2) In the event of any offer to holders of Outstanding Shares generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding Awards including, in its discretion, revision of outstanding Awards so that they may be eligible for the consideration payable in the acquisition transaction. Any such adjustment determination by the Committee shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

            (3) Notwithstanding the above, the Recipient shall not have any pre-emptive rights to maintain his or her proportionate equity ownership interest in the Company (directly or on an "as-converted" basis) in the event that the Company issues new primary shares to public or private investors.

      (j) No Rights of Stockholder. The Recipient shall not, by virtue of an unvested Award, be entitled to any rights of a stockholder of the Company, either at law or equity, and the Grant of the Award shall not confer on the Recipient any right with respect to continuance of his or her service with the Company nor shall such grant interfere in any way with the right of the Company to terminate the Recipient's service at any time.

      (k) Withholding. The Recipient agrees to make appropriate arrangements with the Company for satisfaction of any applicable tax withholding requirement, or similar requirements, arising out of this Agreement.

      (l) References. References herein to rights and obligations of the Recipient shall apply, where appropriate, to the Recipient's legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in particular provision of this Agreement. Capitalized terms not defined herein shall have the meanings given to them in the 1997 Plan.


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      (m) Notice. Any notice required or permitted to be given under this
Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

      If to the Company:

                  IntraLink's, Inc.
                  1372 Broadway, Floor 12A
                  New York, NY 10018
                  Attention: Chief Executive Officer

      If to the Recipient:


      (n) Counterparts. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

      (o) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the principles of conflict of laws.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date referred to in the first paragraph, above.

                  By:
                      ---------------------------------
                              IntraLinks, Inc.

                  By:
                      ---------------------------------
                              Recipient


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